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                                                                   EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement Form S-8 pertaining to the Zoll Medical Corporation 401(k) Savings Plan of our report dated November 12, 1999, with respect to the consolidated financial statements and schedule of Zoll Medical Corporation included in Form 8-K/A for the year ended October 2, 1999.

Boston, Massachusetts


May 26, 2000


                                /s/ Ernst & Young LLP
                                -------------------------------------
                                ERNST & YOUNG LLP